UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 5, 2020

Oyster Point Pharma, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39112	81-1030955
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 Carnegie Center, Suite 109

Princeton, New Jersey 08540

(Address, including zip code, of Registrants principal executive offices)

(609) 382-9032

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OYST	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On November 5, 2020, Oyster Point Pharma, Inc. (the “Company”) entered into an at-the-market (ATM) sales agreement (the “Sales Agreement”) with Cowen and Company, LLC pursuant to which the Company may offer and sell shares of the Company’s common stock having an aggregate offering price of up to $100 million from time to time through Cowen as sales agent.

Upon delivery of a placement notice and subject to the terms and conditions of the Sales Agreement, Cowen may sell the common stock by methods deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Act”), including sales made directly on or through The Nasdaq Global Select Market or on any other existing trading market for the common stock and/or any other method permitted by law.

The Company will designate the maximum amount of common stock to be sold through Cowen in any placement under the offering. Subject to the terms and conditions of the Sales Agreement, Cowen has agreed to use its commercially reasonable efforts to sell on the Company’s behalf all of the shares of common stock requested to be sold by the Company. The Company may instruct Cowen not to sell common stock if the sales cannot be effected at or above a price designated by the Company in a placement notice. The Company or Cowen may suspend the offering of the common stock being made through Cowen under the Sales Agreement upon proper notice to the other party. The Company and Cowen each have the right, by giving written notice as specified in the Sales Agreement, to terminate the Sales Agreement in each party’s sole discretion at any time.

The Sales Agreement provides that Cowen will be entitled to aggregate compensation for its services equal to 3.0% of the gross sales price per share of all shares sold through Cowen under the Sales Agreement. The Company has no obligation to sell any shares under the Sales Agreement. The Company has agreed in the Sales Agreement to provide indemnification and contribution to Cowen against certain liabilities, including liabilities under the Act. In addition, the Company has agreed to reimburse certain legal expenses and filing fees incurred by Cowen in connection with the offering up to a maximum of $50,000.

The issuance and sale, if any, of shares of the Company’s common stock by the Company under the ATM Sales Agreement will be made pursuant to a registration statement on Form S-3 filed with the SEC on November 5, 2020 (the “Registration Statement”), if and when that Registration Statement is declared effective. The offering will be described in the Company’s prospectus dated and filed the date the Registration Statement is declared effective by the SEC, as supplemented by a prospectus supplement. Under the Registration Statement, the Company may offer and sell, in one or more offerings, up to an aggregate of $300 million of any combination of securities registered thereunder, consisting of shares of common and preferred stock, debt securities and warrants.

The foregoing description of the material terms of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 1.2 to the Registration Statement.

The legal opinion of Cooley LLP, counsel to the Company, relating to the shares of common stock being offered is filed as Exhibit 5.1 to the Registration Statement.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any shares under the Sales Agreement nor shall there be any sale of such shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 7.01	Regulation FD Disclosure

On November 5, 2020, the Company posted an investor slide presentation dated November 2020 providing a general corporate update on commercialization and product development to the “Events & Presentations” page within the “Investors” section of the Company’s website at https://investors.oysterpointrx.com. The Company intends to use this presentation in future meetings with analysts, investors and others from time to time. A copy of the presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Channels for Disclosure of Information

Investors and others should note that the Company may announce material information to the public through filings with the Securities and Exchange Commission (the “SEC”), the Company’s investor relations website (investors.oysterpointrx.com), press releases, public conference calls and public webcasts. The Company encourages investors and others to review the information disclosed through such channels as such information could be deemed to be material information. Please note that this list may be updated from time to time.

The information in this Item 7.01 of this Form 8-K and the attached Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The information contained in the presentation is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the SEC and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company does not undertake any duty or obligation to update or revise the information contained in this report, although the Company may do so from time to time as the management team believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures. For important information about forward looking statements, see the slide titled “Disclaimers and Forward-Looking Statements” in the Exhibit 99.1 attached hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Incorporation by Reference
Exhibit No.	Description	Form	File No.	Filing Date

1.1	Sales Agreement, dated November 5, 2020, by and between the Company and Cowen and Company, LLC.	S-3	333-333-249881	November 5, 2020

99.1	November 2020 Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OYSTER POINT PHARMA, INC.

By:	/s/ Jeffrey Nau
Jeffrey Nau, Ph.D. M.M.S. President, Chief Executive Officer and Director

Dated: November 5, 2020